BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

(the “Fund”)

Supplement dated February 26, 2013 to the

Summary Prospectus dated January 28, 2013

Effective March 1, 2013, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp	2013	Managing Director of BlackRock, Inc.
Kathryn Mongelli	2013	Director of BlackRock, Inc.
Phil Ruvinsky	2013	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.